UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

IDEAYA Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38915	47-4268251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5000 Shoreline Court, Suite 300

South San Francisco, California 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 443-6209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IDYA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2025, the Board of Directors (the “Board”) of IDEAYA Biosciences, Inc. (the “Company”) appointed Joshua Bleharski, Ph.D. as Chief Financial Officer of the Company, effective early May 2025, when the Company anticipates that Dr. Bleharski will complete the transition into his new role.

Dr. Bleharski, age 50, joins the Company from J.P. Morgan, a financial services firm, where he spent nearly 17 years advising clients in the biopharma sector on capital markets transactions, corporate strategy and other investment banking services. Since July 2008, Dr. Bleharski served in roles of increasing responsibility and most recently as Managing Director and Global Co-Head of Biopharma at J.P. Morgan in the Healthcare Investment Banking group. Prior to that, Dr. Bleharski worked as a Senior Staff Scientist at a private biotechnology company in San Diego and was a post-doctoral fellow at the La Jolla Institute for Allergy and Immunology and the UCLA School of Medicine. Dr. Bleharski holds a B.S. in Biology from Duke University, a Ph.D. in Immunology from the University of California, Los Angeles and an M.B.A. from the Haas School of Business at the University of California, Berkeley.

The Company expects to approve compensation terms for Dr. Bleharski at a later date and will disclose the compensatory terms by an amendment to this Current Report on Form 8-K.

There is no arrangement or understanding between Dr. Bleharski and any other person pursuant to which he was selected as an officer of the Company, and there are no family relationships between Dr. Bleharski and any director or executive officer of the Company. There are no transactions in which Dr. Bleharski has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEAYA BIOSCIENCES, INC.

Date: February 10, 2025	By:	/s/ Yujiro Hata
Yujiro Hata
President and Chief Executive Officer